Exhibit 99.3

MEADOWLANDS FIRE, SECURITY & ELECTRICAL SUPPLY COMPANY

FINANCIAL REPORT

June 30, 2007

MEADOWLANDS FIRE SECURITY & ELECTRIC SUPPLY COMPANY
FINANCIAL REPORT

Table of Contents

Accountant’s Audit Report	3
Balance Sheet — as at June 30, 2007	4
Income and Expense Statement — for the six months ended June 30, 2007.	5
Statement of Retained Earnings for the six months ended June 30, 2007.	6
Statement of Cash Flows for the six months ended June 30, 2007.	7
Notes to the Financial Statements	8

FREDERICK A RUCCI

CERTIFIED PUBLIC ACCOUNTANT

1108 MC BRIDE AVENUE WEST PATERSON, NJ 07424-2511 TEL: 973-812-9025 FAX: 973-812-9030	228 HIGHWAY 34 MATAWAN, NJ 07747 TEL: 732-335-4800

August 30, 2007

Board of Directors

Meadowlands Fire, Security & Electrical Supply Co.

195 Allwood Road

Clifton, NJ

I have audited the accompanying balance sheet of Meadowlands Fire, Security and Electrical Supply Co. Inc. as of June 30, 2007 and the related statements of income, retained earnings and cash flows for the six months then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meadowlands Fire, Security and Electrical Supply Co. Inc. as of June 30, 2007, and the results of its operations and its cash flows for the six months then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

Frederick A. Rucci CPA

MEADOWLANDS FIRE SECURITY & ELECTRIC SUPPLY COMPANY.

BALANCE SHEET

AS AT JUNE 30, 2007

ASSETS
CURRENT ASSETS
CASH	$500
ACCOUNTS RECEIVABLE	$293,357
ALLOWANCE FOR BAD DEBTS	$(15,858)
INVENTORY	$112,000
BID DEPOSITS	$10,000
DUE FROM VANWELL ELECTRONICS INC.	$6,300
PREPAID INSURANCE	$6,867
TOTAL CURRENT ASSETS	$413,166
PROPERTY & EQUIPMENT
EQUIPMENT	$14,590
VEHICLES	$26,050
FURNITURE & FIXTURES	$10,998
LEASEHOLD IMPROVEMENTS	$27,888
ACCUMULATED DEPRECIATION	$(74,079)
TOTAL PROPERTY & EQUIPMENT	$5,447
TOTAL ASSETS	$418,613
LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$64,477
TAXES PAYABLE- CORPORATE INCOME	$250
TAXES PAYABLE- PAYROLL TAXES	$517
SALES TAX PAYABLE	$685
ACCRUED EXPENSES	$15,677
TOTAL CURRENT LIABILITIES	$81,606
STOCKHOLDER’S EQUITY
CAPITAL STOCK	$41,000
RETAINED EARNINGS	$296,007
TOTAL STOCKHOLDER’S EQUITY	$337,007
TOTAL LIABILITIES & EQUITY	$418,613

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE SECURITY & ELECTRIC SUPPLY COMPANY

STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2007

REVENUES
SALES	$696,677
COST OF SALES
INVENTORY- BEGINNING	$94,500
PURCHASES	$403,204
LESS-ENDING INVENTORY	$(112,000)
TOTAL COST OF SALES	$385,704
GROSS PROFIT	$310,973
OPERATING EXPENSES
BANK CHARGES	$730
DUES & SUBSCRIPTIONS	$279
ENTERTAINMENT EXPENSES	$457
EMPLOYEE BENEFITS-PENSION PLAN	$4,222
INSURANCE GENERAL	$3,769
INTEREST EXPENSE	$166
PROFESSIONAL FEES	$10,500
LEASE EXPENSE- EQUIPMENT	$837
MISCELLANEOUS EXPENSE	$73
OFFICE EXPENSE	$1,454
PAYROLL TAXES	$11,327
RENT EXPENSE	$20,700
SANITATION EXPENSE	$676
LICENSE & PERMITS EXPENSE	$143
POSTAGE & DELIVERY EXPENSE	$5,710
REPAIRS & MAINTENANCE EXPENSE	$425
SALARIES EXPENSE	$132,785
TELEPHONE EXPENSE	$1,865
TRAVEL EXPENSE	$596
UTILITIES EXPENSE	$7,292
DEPRECIATION EXPENSE	$3,172
TOTAL OPERATING EXPENSES	$207,178
OPERATING PROFIT (LOSS)	$103,795
INCOME TAX EXPENSE
NEW JERSEY CORP TAXES	$2,591
NET INCOME (LOSS) AFTER INCOME TAXES	$101,204

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

 MEADOWLANDS FIRE SECURITY & ELECTRIC SUPPLY COMPANY
STATEMENT OF RETAINED EARNINGS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

RETAINED EARNING- BEG. OF PERIOD	$335,622
SHAREHOLDER DIVIDENDS	$(140,819)
NET INCOME AFTER INCOME TAXES	$101,204
RETAINED EARNINGS- END OF PERIOD	$296,007

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE SECURITY & ELECTRIC SUPPLY COMPANY
STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
NET INCOME	$101,204
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
DEPRECIATION EXPENSE	$3,172
CHANGES IN OPERATING ASSETS AND LIABILITIES:
(INCREASE)DECREASE IN ACCOUNTS RECEIVABLE-TRADE	$(43,111)
(INCREASE)DECREASE IN INVENTORY	$(17,500)
(INCREASE)DECREASE IN PREPAID EXP.	$(5,577)
(INCREASE)DECREASE IN BID DEPOSITS	$(3,100)
(INCREASE)DECREASE IN DUE FROM VANWELL ELECT.	$(6,300)
INCREASE(DECREASE) IN ACCTS PAYABLE	$15,682
INCREASE(DECREASE) IN ACCRUED EXPENSES PAYABLE	$15,678
INCREASE(DECREASE) IN PAYROLL/SALES TAXES PAYABLE	$(1,650)
INCREASE(DECREASE) IN INCOME TAXES PAYABLE	$250
TOTAL	$(45,628)
INCREASE IN NET CASH FROM OPERATING ACTIVITIES	$58,748
CASH FLOWS FROM SHAREHOLDER TRANSACTIONS
DISTRIBUTIONS TO SHAREHOLDERS	$(140,820)
TOTAL	$(140,820)
CASH FLOWS FROM INVESTING ACTIVITIES
(INCREASE) DECREASE IN FIXED ASSETS	-
NET INCREASE (DECREASE) IN CASH	$(82,072)
CASH- BEGINNING OF YEAR	$82,572
CASH-END OF YEAR	$500

SEE ACCOUNTANTS REPORT AND NOTES TO THE FINANCIAL STATEMENTS

MEADOWLANDS FIRE SECURITY & ELECTRIC SUPPLY COMPANY

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2007

ORGANIZATION

Meadowlands Fire, Security & Electrical Supply Co. Inc. was organized in the State of New Jersey in 1983. The Corporation is distributor of Fire, Security and Electrical Supplies for the industrial and commercial trade. The Company has five employees. Fire, Security and Electrical supplies are supplied and maintained by company employees for commercial clients as well as sold for sale to outside contractors. The company is located at 195 Allwood Road, Clifton NJ 07011. The company shares its occupancy and rent for approximately 4,000 square feet for office and warehouse space.

SIGNIFICANT ACCOUNTING POLICIES

INCOME REGOGNITION

The Corporation maintains it books and tax records on the accrual basis of accounting.

CASH

The company has an account at Greater Community Bank in Clifton NJ. At December 31, 2006 the company’s’ cash account was $ 500.

Accounts Receivable and Bad Debts

The Corporation’s accounts receivable balance at June 30, 2007 was $293,357. An analysis of the balances disclosed the following accounts receivable aging at June 30, 2007.

Balances were outstanding as follows:

0 to 30 days	$145,139
31 to 60 days	43,520
61-90 days	52,888
Over 90 days	51,810
Total outstanding	$293,357

During the six months ended June 30, 2007, management made periodic reviews of the accounts receivable for existing doubtful accounts. Accounts that are deemed uncollectible are charged to the allowance for doubtful accounts and written off as uncollectible. As of June 30, 2007, the existing balance of allowance for doubtful accounts was adequate and no additional charges were made.

Fixed Assets and Depreciation Expense

Fixed assets are stated at cost. Depreciation is provided using the straight line method for financial statement and income tax purposes. Estimated useful lives for the company’s fixed assets are based guidelines of the Internal Revenue Service. Depreciation expense for the six months ended June 30, 2007 was $3,172.

Inventory

The company acquires various fire, security and electrical parts and supplies as a distributor to outside contractors as well as installation, maintenance and repairs for company commercial clients. The company does not manufacture any products. On an annual basis, the company takes a physical inventory of all merchandise on hand. After the inventory is taken, the inventory is priced at cost or market, whichever is lower. As obsolescence occurs, the inventory cost is marked down to reflect the decline in value. In this financial report, the inventory is stated at the lower of cost or market value on a first in, first out basis. The value of inventory at June 30, 2007 was $ 112,000. The physical inventory at June 30. 2007 was not observed by the auditor. However, other tests were made and documents examined to determine the reasonableness of quantities on hand and the value used to price the inventory at June 30, 2007.

Accounts Payable

The company maintains a policy of paying its vendor’s invoices within the allowable discount period. The balance at June 30, 2007 was $ 64,477.

Accrued Expenses

The balance for Accrued Expenses at June 30, 2007 was $ 15,677. This balance consisted of the following liabilities at June 30, 2007.

Accrued Insurance	$7,177
Accrued Professional Fees	8.500
Total	$15,677

Rent

During the six months ended June 30, 2007, the company’s rent was $3,450. per month with an total expense of $ 20,700. The company shares the occupancy and rent of approximately 4,000 square feet of office and warehouse space. The company as part of the lease agreement is responsible for utilities and maintenance of the rental space. The lease expires on February 2008.

Pension Plan

The company has a simplified Individual Retirement account which is contributory by the employees. The plan provides for matching contributions by the employer up to 3% of the employees salary. The contribution by the company as at June 30, 2007 was $ 4,222. All contributions required by the company were made as of June 30, 2007. The pension plan administrator is the GMC Group Co.

Allocation of Expenses

Meadowlands Fire, Security & Electrical Supply Company shares its facilities with Vanwell Electronics, Inc. As a result, Meadowlands pays many of the tenancy and operating expenses for Vanwell. During the six months ended June 30, 2007 and for prior years, it has been Meadowlands’ practice to allocate the expenses and borrowed labor to Vanwell Electronics, Inc. The amount of allocated expenses for the six months ended June 30, 2007 was approximately $45,000.

Income Tax Disclosure

During this review, recorded operating expenses totaling approximately $ 22,809. were voluntarily provided to the auditor to be personal expenses and not expenses of Meadowland’s Fire, Security and electrical Supply Company. A review of these expenses indicated that this was correct and, accordingly, an adjustment to the financial statements to decrease operating expenses and increase the amount of sub-s Corporation’s shareholder’s distributions in the amount of $ 22,809. for the six months ended June 30, 2007.

Income Taxes

The company has elected under the Internal Revenue Code to be taxed as a Sub S Corporation. Under this method, the profit of the company is distributed to the shareholders each year and the shareholder pays the federal and New Jersey taxes on the amount distributed at their appropriate tax rates. Accordingly, no federal income taxes have been accrued in the financial statements.

Shareholder Information

As at June 29, 2007, the company is 100% owned by Keith and Kathy Kesheneff. Mr. Kesheneff owns 45% and Kathy Kesheneff owns 55%.

Stock Purchase Agreement I Transfer

As of June 30, 2007, an agreement was made between the shareholders Keith and Kathy Kesheneff to transfer 100% of the outstanding capital stock to Secure Systems Inc., a wholly owned subsidiary of Somerset International Group Inc.

The deal was consummated and both parties are continuing to finalize the agreement.

Income Tax Examination

On February 17, 2006, The State of New Jersey completed an examination of the books and records of Meadowlands Fire, Security and Electrical Supply Company for the years 2001 through 2005. Records and documents were examined in the areas of bank statements, sales invoices, purchase invoices, sales and use tax, payroll taxes, general ledgers, fixed assets and income tax returns of the company and the shareholders.

At the conclusion of the audit, an additional assessment of approximately $2500 was made for use tax and withholding taxes on the company. All other areas were accepted by the auditor and not changed.

MEADOWLANDS FIRE SECURITY & ELECTRIC SUPPLY COMPANY

Balance Sheet

as of June 30, 2007

ASSETS
CURRENT ASSETS
CASH- OPERATING	$500.00
ACCOUNTS RECEIVABLE	293,356.70
ALLOWANCE FOR DOUBTFUL ACCOUNTS	(15,857.33)
DUE FROM VANWELL	6,300.00
INVENTORY	112,000.00
PREPAID INSURANCE	6,867.12
DEPOSITS- BID	10,000.00
TOTAL CURRENT ASSETS	$413,166.49
PROPERTY AND EQUIPMENT
EQUIPMENT & IMPROVEMENTS	14,590.08
ACCUM DEPRE- EQUIPMENT & IMPROVEMENT	(14,590.08)
AUTO’S & TRUCKS	26,050.00
ACCUM DEPRE- AUTO’S & TRUCKS	(24,363.50)
FURNITURE & FIXTURES	10,997.52
ACCUM DEPRE- RUN & FIXTURES	(10,997.52)
LEASEHOLD IMPROVEMENTS	27,887.60
ACCUM DEPRE- LEASEHOLD IMPROVEMENT	(24,127.60)
TOTAL PROPERTY AND EQUIPMENT	5,446.50
TOTAL ASSETS	$418,612.99
LIABILITIES AND EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$64,476.59
TAXES PAYABLE – CORP NJ	250.00
TAXES PAYABLE- NJ SUI/DBL	517.20
SALES TAX PAYABLE	684.52
ACCRUED EXPENSES- INSURANCE	7,178.00
ACCRUED EXPENSES- ACCT FEES	8,500.00
TOTAL CURRENT LIABILITIES	$81,606.31
TOTAL LIABILITIES	81,606.31
STOCKHOLDER’S EQUITY
CONTRIBUTED CAPITAL
CAPITAL STOCK	$41,000.00
RETAINED EARNINGS
SUB S DIVIDENDS	$(140,819.76)
RETAINED EARNINGS	$335,622.38
NET INCOME (LOSS) – Y.T.D.	$101,204.06
TOTAL STOCKHOLDER’S EQUITY	$337,006.68
TOTAL LIABILITIES & EQUITY	$418,612.99

See Accountants’ Compilation Report

MEADOWLANDS FIRE SECURITY & ELECTRIC SUPPLY COMPANY

Income Statement

for the period ended June 30, 2007

SALES
SALES	$696,843.02
RETURNS AND ALLOWANCES	(166.00)
TOTAL SALES	696,677.02
COST OF SALES
INVENTORY- BEGINNING	94,500.00
PURCHASES	403,204.22
INVENTORY- END	(112,000.00)
TOTAL COST OF SALES	385,704.22
GROSS PROFIT	310,972.80
OPERATING EXPENSES
ADVERTISING EXPENSE	47.88
BANK CHARGES	729.91
DUES & SUBSCRIPTIONS	279.02
DONATIONS EXPENSE	25.00
EQUIPMENT RENTAL/LEASE EXPENSE	837.19
ENTERTAINMENT EXPENSE	457.45
EMPLOYEE BENEFITS- PENSION PLAN	4,222.00
INSURANCE- GENERAL	3,769.31
INTEREST EXPENSE	165.60
LEGAL & PROFESSIONAL FEES	10,500.00
LICENSE & PERMITS	143.00
OFFICE EXPENSE	1,453.86
POSTAGE AND DELIVERY EXPENSE	5,709.55
PAYROLL TAXES- FICA	10,158.05
PAYROLL TAXES- NJ SUI/DBL	1,001.30
PAYROLL TAXES-FED UNEMPLOYMENT	168.00
REPAIRS & MAINTENANCE	425.40
RENT EXPENSE	20,700.00
SANITATION EXPENSE	675.54
SALARIES & WAGES EXPENSE	44,385.01
SALARIES – OFFICER	88,400.00
TELEPHONE EXPENSE	1,864.56
TRAVEL EXPENSE	595.78
UTILITIES EXPENSE	7,291.83
TOTAL OPERATING EXPENSES	204,005.24
TOTAL EXPENSES	$204,005.24
OPERATING PROFIT (LOSS)	$106,967.56
OTHER INCOME (EXPENSES)
OTHER EXPENSES
DEPRECIATION- AUTO’S & TRUCKS	(1,696.50)
DEPRECIATION- LEASEHOLD IMPROVEMENTS	(1,476.00)
CORPORATE INCOME TAXES- NEW JERSEY	(2,591.00)
TOTAL OTHER INCOME (EXPENSES)	(5,763.50)
NET INCOME (LOSS)	$101,204.06

See Accountants’ Compilation Report